UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): July 30, 2007

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Westchester Avenue, Suite	10604
White Plains, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement Extension

On July 30, 2007, we entered into an amendment to our Securities Purchase Agreement with Credint Holdings to extend the closing date of our proposed Creditors Interchange acquisition to August 31, 2007. We presently expect the acquisition to close by August 31, 2007 (or shortly thereafter), subject to, among other things, shareholder approval of the acquisition and our securing satisfactory financing relating to the acquisition. The structure of the financing, as set forth in our Preliminary Proxy Statement filed with the SEC on June 12, 2007, anticipates up to $40.0 million in senior and/or mezzanine debt and $30 million in equity securities. We have already received term sheets for $25.0 million in senior debt and $15.0 million in mezzanine debt on terms we view as acceptable. We are presently negotiating with various institutional accredited investors and awaiting term sheets for the equity portion of the financing. We anticipate that the term sheets will be received in sufficient time and on acceptable terms in order to close the transaction by August 31, 2007 (or shortly thereafter). If we are able to secure satisfactory financing and require additional time in which to close the acquisition, we will seek an additional extension from Credint Holdings and we reasonably believe that such extension will be granted by Credint Holdings, although no assurance can be given that such extension will be given at such time. The Company reasonably expects that it will receive acceptable financing and, if necessary, additional time, to consummate the Creditors Interchange acquisition.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based largely on the Company ’s expectations and are subject to a number of risks and uncertainties, certain of which are beyond the Company ’s control. Additionally, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors:

•	the occurrence of any effect, event, development or change that could give rise to the termination of the Purchase Agreement;

•	the outcome of any legal proceedings that may be instituted against the Company and others following announcement of entering into the Purchase Agreement;

•	the inability to complete the proposed acquisition due to the failure to obtain stockholder approval or the failure of any party to satisfy other conditions to completion of the proposed acquisition;

•	the failure of the Company to secure financing for the proposed acquisition;

•	risks related to the Company’s history of operating losses and accumulated deficit;

•	costs or difficulties related to the integration of the businesses of the Company and Creditors Interchange and the subsequent performance of Creditors Interchange may be greater than expected;

•	operating results for the Company and /or Creditors Interchange following the proposed acquisition may be lower than expected;

•	operating results for the Company and /or Creditors Interchange following the proposed acquisition may be lower than expected;

•	changes in the business practices of credit originators in terms of outsourcing defaulted consumer debt settlement and collection to third-party service providers;

•	changes in the credit or capital markets, which affect the Company’s ability to borrow money or raise capital to service defaulted consumer debt or purchase portfolios of defaulted consumer debt;

•	technology development;

•	impact of competitive products and pricing;

•	market acceptance of a virtual collection system;

•	future capital requirements and the Company’s ability to fund and operate its debt purchasing business;

•	general economic conditions, whether nationally or in the market areas in which the Company and Creditors Interchange conduct business, may be less favorable than expected;

•	legislation or regulatory changes may adversely affect the businesses in which the Company and Creditors Interchange are engaged; or

•	the sufficiency of the Company’s funds generated from operations, existing cash and available borrowings to finance the Company’s and Creditors Interchange’s operations.

In light of these risks and uncertainties, there can be no assurance that the forward-looking information will in fact occur.

Cautionary Statements

In connection with the financing of the proposed acquisition, the Company has filed a preliminary proxy statement and other related materials with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE FINANCING THEREOF. The final proxy statement will be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s website www.sec.gov or by requesting them in writing or by telephone from Debt Resolve, Inc., 707 Westchester Avenue, Suite L7, White Plains, New York 10604 (914) 949-5500. The Company’s directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed acquisition and proposed financing. Information about the Company, its directors and its executive officers, and their ownership of the Company’s securities, is set forth in the Company’s Annual Report on Form 10-KSB, which was filed with the SEC on April 17, 2007. Additional information regarding the interests of those persons may be obtained by reading the preliminary proxy statement.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

10.1
Extension to Securities Purchase Agreement, dated as of April 30, 2007, by and among Debt Resolve, Inc., Credint Holdings, LLC and the holders of all of the limited liability membership interests of Credint Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: August 8, 2007	By:	/s/ James D. Burchetta
James D. Burchetta
Co-Chairman and Chief Executive Officer